                                                                EXHIBIT 32.1

   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Engineered Support Systems, Inc. (the "Company") on Form 10-K for the year ended October 31, 2004 (the "Report"), I, Gerald A. Potthoff, Vice Chairman, Chief Executive Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 14, 2005


/s/ Gerald A. Potthoff
----------------------------------
Gerald A. Potthoff
Vice Chairman, Chief Executive Officer and President